



Central Power and Light Company                                                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                                                          Page 1 of 2

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
ASSETS
Electric Utility Plant
    Production                                                                                      $     3,174,186
    Transmission                                                                                        582,395
    Distribution                                                                                      1,205,873
    General                                                                                             236,292
    Construction work in progress                                                                       106,495
    Nuclear fuel                                                                                        229,094
                                                                                           -------------------------
                                                                                                          5,534,335
  Less - accumulated depreciation                                                                         2,277,409
                                                                                           -------------------------
                                                                                                          3,256,926
                                                                                           -------------------------
Other Property and Investments                                                                           58,377
                                                                                           -------------------------
Current Assets
    Cash                                                                                                  6,244
    Accounts receivable:
        General                                                                                          61,370
        Affiliate                                                                                        33,800
    Materials and supplies, at average cost                                                              56,469
    Fuel inventory, at LIFO costs                                                                        22,333
    Under-recovered fuel costs                                                                          120,157
    Energy Trading Contracts                                                                             38,032
    Prepayments and other                                                                                 8,060
                                                                                           -------------------------
                                                                                                        346,465
                                                                                           -------------------------
Deferred Charges and Other Assets
    Regulatory assets                                                                                   224,888
    Regulatory assets designated for securitization                                                     953,249
    Nuclear decommissioning trust                                                                        94,180
    Other                                                                                                26,981
                                                                                           -------------------------
                                                                                                          1,299,298
                                                                                           -------------------------
                                                                                                    $     4,961,066
                                                                                           =========================



Central Power and Light Company                                                                    Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                                                             Page 2 of 2

-----------------------------------------------------------------------------------------------------------------------
                                                                                                As of September 30,
                                                                                                       2000
                                                                                             --------------------------
                                                                                                    (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                                                       $      168,888
    Paid-in capital                                                                                            405,000
    Retained earnings                                                                                          807,378
                                                                                             --------------------------
       Total Common Stock Equity                                                                             1,381,266
                                                                                             --------------------------

    Preferred stock                                                                                              5,967
    CPL-obligated,  mandatorily  redeemable  preferred  securities of subsidiary
        trust holding solely Junior Subordinated Debentures of CPL                                             148,500
    Long-term debt                                                                                           1,454,556
                                                                                             --------------------------
       Total Capitalization                                                                                  2,990,289
                                                                                             --------------------------
                                                                                             --------------------------

Current Liabilities
    Long-term debt due within twelve months                                                                       --
    Advances from affiliates                                                                                   198,322
    Accounts payable                                                                                           187,356
    Payables to  affiliates                                                                                     17,229
    Taxes accrued                                                                                               71,268
    Interest accrued                                                                                            26,046
    Energy Trading Contracts                                                                                    39,809
    Other                                                                                                       34,916
                                                                                             --------------------------
                                                                                                               574,946
                                                                                             --------------------------
Deferred Credits
    Accumulated deferred income taxes                                                                        1,241,981
    Investment tax credits                                                                                     129,401
    Other                                                                                                       24,449
                                                                                             --------------------------
                                                                                                             1,395,831
                                                                                             --------------------------
                                                                                                       $     4,961,066
                                                                                             ==========================

Public Service Company of Oklahoma                                                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                                                          Page 1 of 2

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
ASSETS
Electric Utility Plant
    Production                                                                                      $       915,216
    Transmission                                                                                            395,594
    Distribution                                                                                            926,195
    General                                                                                                 205,654
    Construction work in progress                                                                           105,976
                                                                                           -------------------------
                                                                                                          2,548,635
  Less - Accumulated depreciation                                                                         1,135,265
                                                                                           -------------------------
                                                                                                          1,413,370
                                                                                           -------------------------

Other Property and Investments                                                                               78,190
                                                                                           -------------------------
Current Assets
    Cash                                                                                                      5,644
    Accounts receivable:
        Customers                                                                                            63,387
        Affiliated Companies                                                                                  6,130
    Fuel                                                                                                     24,815
    Materials and supplies, at average cost                                                                  33,459
    Under-recovered Fuel Costs                                                                               41,809
    Energy Trading Contracts                                                                                103,594
    Prepayments and other                                                                                     1,161
                                                                                           -------------------------
                                                                                                            279,999
                                                                                           -------------------------
Deferred Charges and Other Assets                                                                            39,563
                                                                                           -------------------------
                                                                                                   $      1,811,122
                                                                                           =========================



Public Service Company of Oklahoma                                                                Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                                                            Page 2 of 2

----------------------------------------------------------------------------------------------------------------------
                                                                                               As of September 30,
                                                                                                      2000
                                                                                            --------------------------
                                                                                                   (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares                                            $157,230
    Paid-in capital                                                                                           180,000
    Retained earnings                                                                                         158,272
                                                                                            --------------------------
       Total Common Stock Equity                                                                              495,502
                                                                                            --------------------------

    Preferred stock                                                                                             5,283
    PSO-obligated,  mandatorily  redeemable  preferred  securities of subsidiary
         trust holding solely Junior Subordinated Debentures of PSO                                            75,000
    Long-term debt                                                                                            344,745
                                                                                            --------------------------
       Total Capitalization                                                                                   920,530
                                                                                            --------------------------
                                                                                            --------------------------

Current Liabilities
    Long-term debt due within twelve months                                                                   30,000
    Advances from affiliates                                                                                 119,689
    Accounts Payable - General                                                                                93,268
    Accounts Payable - Affiliated Companies                                                                   36,417
    Customer deposits                                                                                         18,524
    Taxes accrued                                                                                             31,165
    Interest accrued                                                                                          10,730
    Energy Trading Contracts                                                                                 108,434
    Other                                                                                                     12,758
                                                                                            --------------------------
                                                                                                             460,985
                                                                                            --------------------------
Deferred Credits
    Accumulated deferred income taxes                                                                        306,260
    Investment tax credits                                                                                    36,231
    Regulatory Liabilities and Deffered Credits                                                               87,116
                                                                                            --------------------------
                                                                                                              429,607
                                                                                            --------------------------
                                                                                                     $      1,811,122
                                                                                            ==========================



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



Southwestern Electric Power Company                                                             Exhibit 1 (c)
Consolidated Balance Sheet (unaudited)                                                           Page 1 of 2

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
ASSETS
  Electric Utility Plant
    Production                                                                                      $     1,406,245
    Transmission                                                                                            517,133
    Distribution                                                                                            989,224
    General                                                                                                 323,110
    Construction work in progress                                                                            58,829
                                                                                           -------------------------
                                                                                                          3,294,541
  Less - Accumulated depreciation                                                                         1,434,124
                                                                                           -------------------------
                                                                                                          1,860,417
                                                                                           -------------------------

Other Propert and Investments                                                                                73,708
                                                                                           -------------------------
Current Assets
    Cash                                                                                                      3,512
    Accounts receivable                                                                                      62,804
    Accounts reveivable - Affiliated Companies                                                                6,275
    Materials and supplies, at average cost                                                                  26,085
    Underrecovered Fuel                                                                                      34,089
    Fuel inventory, at average costs                                                                         59,812
    Energy Trading Contracts                                                                                 88,550
    Prepayments and other                                                                                    17,574
                                                                                           -------------------------
                                                                                                            298,701
                                                                                           -------------------------

Regulatory Assets                                                                                            54,081
                                                                                           -------------------------

Deferred Charges and Other Assets                                                                            20,333
                                                                                           -------------------------
                                                                                                    $     2,307,240
                                                                                           =========================

Southwestern Electric Power Company                                                               Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                                                            Page 2 of 2

----------------------------------------------------------------------------------------------------------------------
                                                                                               As of September 30,
                                                                                                      2000
                                                                                            --------------------------
                                                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
   Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                                                       $      135,660
    Paid-in capital                                                                                           245,000
    Retained earnings                                                                                         310,860
                                                                                            --------------------------
        Total Common Stock Equity                                                                             691,520
                                                                                            --------------------------

    Preferred stock                                                                                             4,704

    SWEPCO-obligated, mandatorily redeemable preferred
securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                                                                 110,000
    Long-term debt                                                                                            645,527
                                                                                            --------------------------
        Total Capitalization                                                                                1,451,751
                                                                                            --------------------------
                                                                                            --------------------------

Current Liabilities
    Long-term debt due within twelve months                                                                       595
    Advances from affiliates                                                                                   26,947
    Accounts Payable - General                                                                                 96,030
    Accounts Payable - Affiliated Companies                                                                    35,043
    Customer deposits                                                                                          15,857
    Taxes accrued                                                                                              47,457
    Interest accrued                                                                                           11,971
    Energy Trading Contracts                                                                                   92,688
    Other                                                                                                      23,934
                                                                                            --------------------------
                                                                                                              350,522
                                                                                            --------------------------
Deferred Credits
    Accumulated deferred income taxes                                                                         392,803
    Investment tax credits                                                                                     54,288
    Other                                                                                                      57,876
                                                                                            --------------------------
                                                                                                              504,967
                                                                                            --------------------------
                                                                                                      $     2,307,240
                                                                                            ==========================



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
West Texas Utilities Company                                                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                                                       Page 1 of 2

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
ASSETS
  Electric Utility Plant
    Production                                                                                       $      422,972
    Transmission                                                                                            234,824
    Distribution                                                                                            412,670
    General                                                                                                 110,543
    Construction work in progress                                                                            28,242
                                                                                           -------------------------
                                                                                                          1,209,251
  Less - Accumulated depreciation                                                                           506,207
                                                                                           -------------------------
                                                                                                            703,044
                                                                                           -------------------------
Other Property and Investments                                                                               33,505
                                                                                           -------------------------
Current Assets
    Cash                                                                                                      8,660
    Accounts Receivable:
        Customers                                                                                            40,833
        Affiliated Companies                                                                                  9,835
    Fuel                                                                                                     13,548
    Materials and Supplies                                                                                   11,145
    Under-recovered fuel costs                                                                               48,303
    Energy Trading Contracts                                                                                 27,456
    Prepayments and other                                                                                     1,075
                                                                                           -------------------------
                                                                                                            160,855
                                                                                           -------------------------
Regulatory Assets                                                                                            14,071
                                                                                           -------------------------
Deferred Charges                                                                                              5,146
                                                                                           -------------------------
                                                                                                     $      916,621
                                                                                           =========================

West Texas Utilities Company                                                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                                                       Page 2 of 2

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                                                    $       137,214
    Paid-in capital                                                                                           2,236
    Retained earnings                                                                                       122,237
                                                                                           -------------------------
        Total Common Stock Equity                                                                           261,687
                                                                                           -------------------------

    Preferred stock                                                                                           2,482
    Long-term debt                                                                                          263,792
                                                                                           -------------------------
        Total Capitalization                                                                                527,961
                                                                                           -------------------------
                                                                                           -------------------------

Current Liabilities
    Advances from affiliates                                                                                47,646
    Accounts Payable - General                                                                              60,034
    Accounts payable - Affiliated Companies                                                                 15,716
    Taxes accrued                                                                                           13,750
    Interest accrued                                                                                         7,441
    Energy Trading Contracts                                                                                28,739
    Other                                                                                                   13,339
                                                                                           -------------------------
                                                                                                           186,665
                                                                                           -------------------------
Deferred Credits
    Accumulated deferred income taxes                                                                      152,951
    Investment tax credits                                                                                  24,369
    Other                                                                                                   24,675
                                                                                           -------------------------
                                                                                                           201,995
                                                                                           -------------------------
                                                                                                     $     916,621
                                                                                           =========================


Central and South West Services                                                                 Exhibit 1 (e)
 Balance Sheet  (unaudited)                                                                      Page 1 of 1

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of September 30,
                                                                                                     2000
                                                                                           -------------------------
                                                                                                 (thousands)
ASSETS
Property, Plant and Equipment
    General                                                                                          $       93,499
  Less - accumulated depreciation                                                                            35,481
                                                                                           -------------------------
                                                                                                             58,018
                                                                                           -------------------------
Current Assets
    Cash                                                                                                        480
    Accounts receivable                                                                                      21,340
    Prepayments                                                                                                  66
                                                                                           -------------------------
                                                                                                             21,886
                                                                                           -------------------------
Deferred Charges and Other Assets                                                                            29,149
                                                                                           -------------------------
                                                                                                     $      109,053
                                                                                           =========================


CAPITALIZATION AND LIABILITIES

Capitalization
    Common stock:  $10 par value
        Authorized shares:  10,000 shares
        Issued and outstanding shares:  10,000 shares                                                $         100
                                                                                           -------------------------
       Total Common Stock Equity                                                                               100
                                                                                           -------------------------

       Total Capitalization                                                                                    100
                                                                                           -------------------------

Current Liabilities
    Advances from affiliates                                                                                 66,449
    Payables to affiliates                                                                                      346
    Accounts payable                                                                                          3,175
    Accrued taxes                                                                                             3,720
    Accrued interest                                                                                            482
    Other                                                                                                    14,339
                                                                                           -------------------------
                                                                                                             88,511
                                                                                           -------------------------
Deferred Credits
    Accumulated deferred income taxes                                                                        12,558
    Other                                                                                                     7,884
                                                                                           -------------------------
                                                                                                             20,442
                                                                                           -------------------------
                                                                                                     $      109,053
                                                                                           =========================


